                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/X/   Preliminary Proxy Statement
/ /   Confidential, for Use of the Commission Only (as permitted by
      Rule14a-6(e)(2))
/ /   Definitive Proxy Statement
/ /   Definitive Additional Materials
/ /   Soliciting Material Pursuant to Section 240.14a-11(c) or
      Section 240.14a-12

                                  WEBHIRE, INC.

--------------------------------------------------------------------------------

                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

               Payment of Filing Fee (Check the appropriate box):

/X/   No fee required.
/ /   Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.
      (1) Title of each class of securities to which transaction applies:------
-------------------------------------------------------------------------------
      (2) Aggregate number of securities to which transaction applies:---------
-------------------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):----------------------------
-------------------------------------------------------------------------------
      (4) Proposed maximum aggregate value of transaction:---------------------
-------------------------------------------------------------------------------
      (5) Total fee paid:------------------------------------------------------

/ /   Fee paid previously with preliminary materials.
/ /   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      (1) Amount Previously Paid:
      (2) Form, Schedule or Registration Statement No.:------------------------
      (3) Filing Party:--------------------------------------------------------
      (4) Date Filed:----------------------------------------------------------

                                  WEBHIRE, INC.
                               91 HARTWELL AVENUE
                         LEXINGTON, MASSACHUSETTS 02421

                                                                 July 28, 2000

     Dear Stockholder:

     You are cordially invited to attend a Special Meeting of Stockholders of Webhire, Inc. to be held on August 7, 2000, at 11:00 a.m., local time, at the Company's headquarters at 91 Hartwell Avenue, Lexington, Massachusetts.

     The Special Meeting has been called for the purpose of (i) approving the issuance of 6,808,512 shares of the Company's common stock to Korn/Ferry International, SOFTBANK Capital Partners LP, GMN Investors II, L.P., Aventine International Fund and Bricoleur Partners II, L.P. in a private placement transaction, (ii) approving an amendment to the Company's Third Amended and Restated Certificate of Incorporation to repeal provisions that prohibit actions by written consent of the stockholders and (iii) voting upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

     The Board of Directors has fixed the close of business on July 24, 2000 as the record date for determining stockholders entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof.

     The Board of Directors recommends that you vote "FOR" the approval of the private placement transaction and the amendment to the Company's Certificate of Incorporation.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE SPECIAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                                    Very truly yours,
                                    Lars D. Perkins
                                    CHAIRMAN

                                  WEBHIRE, INC.
                               91 HARTWELL AVENUE
                         LEXINGTON, MASSACHUSETTS 02421
                                 (781) 869-5000
                            ------------------------
                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 7, 2000
                            ------------------------

     NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Webhire, Inc. (the "Company") will be held on August 7, 2000, at 11:00 a.m., local time, at the Company's headquarters at 91 Hartwell Avenue, Lexington, Massachusetts (the "Special Meeting") for the purpose of considering and voting upon:

     1. The approval of the issuance of 6,808,512 shares of the Company's common stock to Korn/Ferry International, SOFTBANK Capital Partners LP, GMN Investors II, L.P., Aventine International Fund and Bricoleur Partners II, L.P.;

     2. The approval of an amendment to the Company's Third Amended and Restated Certificate of Incorporation to repeal provisions that prohibit actions by written consent of the stockholders; and

     3. Such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

     The Board of Directors has fixed the close of business on July 24, 2000 as the record date for determination of stockholders entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof. Only holders of common stock of record at the close of business on that date will be entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof.

     In the event there are not sufficient votes with respect to the foregoing proposals at the time of the Special Meeting, the Special Meeting may be adjourned in order to permit further solicitation of proxies.

                                        By Order of the Board of Directors

                                        Stephen Allison

                                        SECRETARY

Lexington, Massachusetts
July 28, 2000

     WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                                  WEBHIRE, INC.
                               91 HARTWELL AVENUE
                         LEXINGTON, MASSACHUSETTS 02421
                                 (781) 869-5000
                            ------------------------
                                 PROXY STATEMENT
                            ------------------------
                         SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 7, 2000

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Webhire, Inc. (the "Company"), for use at a Special Meeting of Stockholders of the Company to be held on August 7, 2000, at 11:00 a.m., local time, at the Company's headquarters at 91 Hartwell Avenue, Lexington, Massachusetts, and any adjournments or postponements thereof (the "Special Meeting").

     At the Special Meeting, all of the stockholders of the Company will be asked to consider and vote upon the following matters:

     1. The approval of the issuance of 6,808,512 shares of common stock, par value $.01 per share, of the Company (the "Common Stock") to Korn/Ferry International, SOFTBANK Capital Partners LP GMN Investors II, L.P., Aventine International Fund and Bricoleur Partners II, L.P. in a private placement transaction (the "Private Placement Proposal");

     2. The approval of an amendment to the Company's Third Amended and Restated Certificate of Incorporation to repeal provisions that prohibit actions by written consent of the stockholders (the "Charter Amendment Proposal"); and

     3. Such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

     The Notice of the Special Meeting, Proxy Statement and Proxy Card are first being mailed to stockholders of the Company on or about July 28, 2000, in connection with the solicitation of proxies for the Special Meeting. The Board of Directors has fixed the close of business on July 24, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting (the "Record Date"). Only holders of Common Stock of record at the close of business on the Record Date will be entitled to notice of and to vote at the Special Meeting. As of July 24, 2000, there were approximately 14,613,622 shares of the Company's Common Stock outstanding and approximately 57 stockholders of record. Each holder of a share of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share of Common Stock held of record with respect to each matter properly submitted at the Special Meeting. A list of stockholders eligible to vote at the Special Meeting will be available for inspection at the Special Meeting and for a period of ten days prior to the Special Meeting during regular business hours at the Company's headquarters at 91 Hartwell Avenue, Lexington, Massachusetts 02421.

     The presence, in person or by proxy, of a majority of the total number of outstanding shares of Common Stock is necessary to constitute a quorum for the transaction of business at the Special Meeting. Abstentions and "broker non-votes" will be counted as present for determining the presence or absence of a quorum for the transaction of business at the Special Meeting. A "broker non-vote" is a proxy from a broker or other nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote the shares on a particular matter with respect to which the broker or other nominee does not have discretionary voting power.

     A quorum being present, the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote on the matter is required for the approval of the Private Placement Proposal. Broker non-votes will not be considered entitled to vote on this matter and, therefore, will have no effect on the approval of the Private Placement Proposal. Abstentions, however, will be counted as voting against the Private Placement Proposal.

     STOCKHOLDERS OF THE COMPANY ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE. SHARES OF COMMON STOCK REPRESENTED BY PROPERLY EXECUTED PROXIES RECEIVED BY THE COMPANY AND NOT REVOKED WILL BE VOTED AT THE SPECIAL MEETING IN ACCORDANCE WITH THE INSTRUCTIONS CONTAINED THEREIN. IF INSTRUCTIONS ARE NOT GIVEN THEREIN, PROPERLY EXECUTED PROXIES WILL BE VOTED "FOR" THE APPROVAL OF THE PRIVATE PLACEMENT PROPOSAL. IT IS NOT ANTICIPATED THAT ANY OTHER MATTERS WILL BE PRESENTED AT THE SPECIAL MEETING. IF OTHER MATTERS ARE DULY PRESENTED, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS.

     Any properly completed proxy may be revoked at any time before it is voted on any matter (without, however, affecting any vote taken prior to such revocation) by giving written notice of such revocation to the Secretary of the Company, or by signing and duly delivering a proxy bearing a later date, or by attending the Special Meeting and voting in person.

             PROPOSAL I--APPROVAL OF THE PRIVATE PLACEMENT PROPOSAL

     GENERAL

     On July 10, 2000, the Company entered into a definitive stock purchase agreement (the "Stock Purchase Agreement") with Korn/Ferry International ("KFI"), SOFTBANK Capital Partners LP ("SOFTBANK"), GMN Investors II, L.P. ("Gemini") and Aventine International Fund and Bricoleur Partners II, L.P. (together "Bricoleur" and, together with Gemini, the "Financial Investors" and, together with KFI, Softbank and Gemini the "Investors"), pursuant to which the Investors agreed to purchase in a private placement (the "Private Placement") 6,808,512 shares of Common Stock at a price per share of $2.35, for an aggregate purchase price of $16,000,003.40. The purchase price of $2.35 per share was determined by negotiation between the Company and the Investors.

     The primary purpose of the Private Placement is to provide additional capital necessary to fund the continued development and expansion of its Internet business. Such growth plans include using the new capital to enhance the content and technology supporting the Company's Internet recruiting solutions and to pursue a more aggressive marketing strategy. Funds may also be used for selective acquisitions that complement the Company's growth objectives. Consummation of the Private Placement is conditioned upon, among other things, the approval of the Private Placement Proposal by the stockholders of the Company.

     TERMS OF THE PROPOSED ISSUANCE

     On July 10, 2000, the Company entered into the Stock Purchase Agreement with the Investors, pursuant to which the Investors agreed to purchase from the Company 6,808,512 shares of Common Stock at a price per share of $2.35, for an aggregate purchase price of $16,000,003.40. Upon consummation of the foregoing transactions, SOFTBANK will directly own approximately 7,058,125 shares of Common Stock, representing approximately 33% of the total outstanding shares, KFI will directly own approximately 3,404,256 shares of Common Stock, representing approximately 16% of the total outstanding shares, and the Financial Investors, as a group, will directly own 1,702,128 shares of Common Stock, representing approximately 8% of the total outstanding shares.

     BOARD REPRESENTATION. Pursuant to the terms of the Stock Purchase Agreement, upon consummation of the Private Placement, KFI will be entitled to appoint one member of the Company's Board of Directors. Thereafter, for so long as KFI holds at least 5% of the Company's outstanding Common Stock, KFI will be entitled to nominate one director each time the class of directors in which its member serves is subject to election.

     PREEMPTIVE RIGHTS. The Stock Purchase Agreement provides that for so long as KFI holds at least 5% of the Company's outstanding Common Stock, the Company will notify KFI each time the Company proposes to offer any shares of any class of capital stock (or securities convertible into or exercisable for shares of capital stock. Except as described in the following paragraph, within 30 days of receiving such notice, KFI has the right to purchase, at the same price and on the same terms as such offer, up to that portion of such securities which equals the percentage interest in the Company then held by KFI (calculated assuming full conversion and exercise of all convertible or exercisable securities then outstanding).

     The preemptive rights described above are not applicable with respect to the issuance or sale of Common Stock (or options therefor) (i) to employees, consultants and directors pursuant to a stock option or grant plan or similar benefit program or arrangement approved by the Board of Directors, (ii) in connection with a bona fide business acquisition of or by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise, (iii) in connection with any reclassification, stock split or stock dividend, (iv) pursuant to the conversion or exercise of convertible or exercisable securities outstanding as of the date of the Stock Purchase Agreement, (v) to a strategic partner (other than a KFI competitor), (vi) to a lender in connection with credit arrangements, financing or similar transactions, or (vii) in connection with any underwritten public offering.

     BUSINESS VENTURES. Under the terms of the Stock Purchase Agreement, for so long as KFI holds at least 5% of the Company's outstanding Common Stock, KFI will be entitled to notice and have a right to first negotiation for a period of ten (10) business days following such notice in the event that the Company proposes to (i) sell its securities in, or agrees to a transaction that would result in a person (other than SOFTBANK) owning 20% or more of the Company's outstanding Common Stock (calculated assuming full conversion and exercise of all convertible or exercisable securities then outstanding) after the transaction, (ii) sell all or substantially all of its assets to a third party, or (iii) merge with a third party if the Company would not be the surviving company and the Company's stockholders, as a group, would not own a majority of the voting securities of the surviving company.

     STANDSTILL AGREEMENT. The Stock Purchase Agreement contains provisions which prohibit KFI and its affiliates from (i) acquiring additional shares of Common Stock or securities convertible into or exchangeable for Common Stock (except in certain limited circumstances) or (ii) commencing a tender, exchange or other offer that would result in such an acquisition, if the effect of such acquisition would be to increase KFI's stock ownership to a level above 30% of the outstanding Common Stock.

     KFI has also agreed that (i) except by virtue of its representation on the Board of Directors (as described above), it will not act alone or in concert with others to seek to affect or influence the Board of Directors, the control of management of the Company or the businesses, operations, affairs, financial matters or policies of the Company, (ii) it will not initiate or propose any stockholder proposal or action, or solicit proxies or written consents of the stockholders of the Company or participate in a solicitation of such stockholders in any election contest with respect to the election or removal of any of the Company's directors or in opposition to the recommendation of the majority of the directors of the Company with respect to any other matter, or
(iii) join a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding, voting or disposing of the Company's voting securities.

     REGISTRATION RIGHTS. Under the terms of the Stock Purchase Agreement, the shares of Common Stock purchased by the Financial Investors will be registered on a Form S-3 Registration Statement to be filed within thirty (30) days of the Closing Date. KFI and SOFTBANK will have customary "demand" registration rights which are not exercisable until one year after the issuance of the shares of Common Stock purchased pursuant to that agreement. In addition, KFI and SOFTBANK have customary "piggyback" registration rights with respect to the Common Stock purchased pursuant to the Stock Purchase Agreement.

     USE OF PROCEEDS FROM THE PRIVATE PLACEMENT

     The gross proceeds from the Private Placement of $16,000,003.40 will be used primarily to finance the continued development and expansion of the Company's Internet business and to pay expenses associated with the Private Placement, estimated to be approximately $1,100,000, which includes investment banking, legal and accounting fees and costs associated with the Special Meeting.

     EFFECT UPON EXISTING HOLDERS OF COMMON STOCK

     Consummation of the Private Placement will result in a significant increase in the number of shares of Common Stock outstanding. As of July 5, 2000, there were approximately 14,613,622 shares of Common Stock outstanding and upon consummation of the Private Placement there would be approximately 21,422,134 shares of

Common Stock outstanding. As a result, the voting power and percentage ownership interest in the Company of each of the Company's current stockholders would be diluted upon consummation of the Private Placement.

     BOARD APPROVAL

     At a telephonic meeting of the Board of Directors of the Company held on July 6, 2000, the Board of Directors (with Charles R. Lax abstaining because of SOFTBANK's participation in the Private Placement) unanimously approved the Stock Purchase Agreement and the Private Placement. In connection with such approvals, the Board specifically approved the Private Placement for the purposes of Section 203 of the Delaware General Corporation Law (the Delaware "anti-takeover" statute). The result of such approval is that any future "business combination" between the Company and KFI would be exempt from the restrictions imposed by Section 203.

     BOARD OF DIRECTORS RECOMMENDATION; REASONS FOR THE PRIVATE PLACEMENT

     The Board of Directors of the Company believes that the consummation of the Private Placement is in the best interests of the Company and its stockholders. In reaching its conclusions and recommendations with respect to the Private Placement, the Board of Directors considered a number of factors, including the factors set forth below:

     - The Board of Directors' view that the Company's working capital needs required a significant and immediate infusion of cash and that the Private Placement represents the most efficient and expeditious means of satisfying such needs on a long-term basis, given the limited capital-raising alternatives currently available to the Company.

     - The expectation that the proceeds to be received in the Private Placement could help accelerate and expand the growth of the Company's Internet business, a result which the Board of Directors considers to be in the best interests of the Company and its stockholders in the longer term.

     - A presentation to the Board of Directors by, and related discussion with, U.S. Bancorp Piper Jaffray Inc., an investment banking firm retained by the Board to act as its financial advisor in connection with the Stock Purchase Agreement and the Private Placement, regarding recent transactions involving public companies that completed private transactions involving the sale of securities representing a minority interest, the recent equity market for the Company's Common Stock and that of comparable companies, and the placement efforts made by it in connection with the transaction, including negotiations with and proposals from the Investors and other potential purchasers.

     - The business experience, resources and contacts of KFI, and the potential benefits to the Company of a strategic relationship with KFI, of which the Private Placement is an integral part.

     - The restrictions imposed on KFI and KFI's ownership of Common Stock by the provisions described above under "Terms of the Proposed Issuance--Standstill Agreement," as well as the limited registration rights granted to KFI and SOFTBANK in the Private Placement.

     - The fact that the Private Placement is structured to require the approval of the stockholders of the Company.

     NASDAQ VOTING REQUIREMENTS

     The Common Stock is listed on the NASDAQ National Market System, the market rules of which require stockholder approval prior to the issuance of securities under certain circumstances, including in connection with a transaction other than a public offering involving the sale or issuance by the Company of Common Stock (or securities convertible into or exercisable for Common Stock) equal to 20% or more of the Common Stock or 20% or more of the voting power outstanding before such issuance other than under certain limited circumstances.

     Accordingly, the Company has determined to seek stockholder approval of the Private Placement Proposal. Stockholder approval is not otherwise required as a matter of Delaware law or other applicable laws or rules.

     VOTE REQUIRED

     To approve the Private Placement Proposal, the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote on the matter is required. The members of our Board of Directors control the vote of a majority of the Company's outstanding shares of Common Stock entitled to vote at the Special Meeting and have expressed their intention to vote such shares in favor of the Private Placement Proposal. THE BOARD OF DIRECTORS BELIEVES THAT THE PRIVATE PLACEMENT PROPOSAL IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS, AND ACCORDINGLY, RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE PRIVATE PLACEMENT PROPOSAL.

            PROPOSAL II--APPROVAL OF THE CHARTER AMENDMENT PROPOSAL

     GENERAL

     At a telephonic meeting of the Board of Directors held on July 6, 2000, the Board of Directors unanimously approved, subject to stockholder approval at the Special Meeting, an amendment to the Company's Third Amended and Restated Certificate of Incorporation that would repeal in its entirety
Article V of the Certificate of Incorporation for the sole purpose of eliminating the current prohibition against action by written consent of the stockholders (the "Charter Amendment").

     Unless a corporation's certificate of incorporation provides otherwise,
Section 228 of the Delaware General Corporation Law (the "DGCL") permits stockholders of a corporation to act by written consent of less than all stockholders, so long as the number of shares held by the stockholders acting by written consent hold a number of shares equal to or in excess of the number of shares that would be required to act by vote at a meeting of stockholders. The Charter Amendment will remove such a provision prohibiting stockholder action by written consent and enable the stockholders of the Company to act by written consent pursuant to Section 228 of the DGCL. The Board of Directors believes that the Charter Amendment will permit the Company to respond quickly to the exigencies of the marketplace with respect to matters that require stockholder action and that by facilitating stockholder action without having to hold a formal meeting of stockholders, the Company will improve its ability to take advantage of opportunities that become available to it. In light of the concentration of ownership of the Company's outstanding Common Stock with the members of the Board of Directors and their affiliates, the Charter Amendment could have the effect of further concentrating control of the Company with such group.

     VOTE REQUIRED

     To approve the Charter Amendment Proposal, the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote on the matter is required. The members of our Board of Directors control the vote of a majority of the Company's outstanding shares of Common Stock entitled to vote at the Special Meeting and have expressed their intention to vote such shares in favor of the Charter Amendment Proposal. THE BOARD OF DIRECTORS BELIEVES THAT THE CHARTER AMENDMENT PROPOSAL IS IN THE BEST INTEREST OF THE COMPANY AND ITS STOCKHOLDERS, AND ACCORDINGLY, RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE CHARTER AMENDMENT PROPOSAL.

     EXPENSES OF SOLICITATION

     The Company will pay the entire expense of soliciting proxies for the Special Meeting. In addition to solicitations by mail, certain directors, officers and regular employees of the Company (who will receive no compensation for their services other than their regular compensation) may solicit proxies by telephone, telegram or personal interview. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares of Common Stock held of record by them and such custodians will be reimbursed for their expenses. All costs incurred with respect to the Special Meeting will be borne by the Company.

     PRINCIPAL AND MANAGEMENT STOCKHOLDERS

     The following table sets forth, to the best knowledge and belief of the Company, certain information regarding the beneficial ownership of the Common Stock of the Company as of July 5, 2000 by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each director of the Company, (iii) each of the named executive officers for the Company's fiscal year ended September 30, 1999 and the Company's current executive officers and (iv) all of the Company's executive officers and directors as a group. Unless otherwise indicated, the beneficial owner has sole voting power and sole dispositive power with respect to the Common Stock beneficially owned.


-----------------------------------------   --------------   ------------
                                           Number of
                                             Shares           Percentage
                                          Beneficially       Beneficially
 Name and Address of Beneficial Owner       Owned (1)        Owned (1, 2)
-----------------------------------------   --------------   ------------
 SOFTBANK Capital Partners LP                5,355,943          36.65%
 1188 Centre Street
 Newton, MA 02459
-----------------------------------------   --------------   ------------
 FMR Corp.                                   1,030,500 (A)       7.05%
 82 Devonshire Street
 Boston, MA 02109
-----------------------------------------   --------------   ------------
 033 Asset Management LLC                      742,956 (B)       5.08%
 125 High Street, 14th floor
 Boston, MA 02110
-----------------------------------------   --------------   ------------
 Lars D. Perkins**                           1,116,563 (C)       7.63%
-----------------------------------------   --------------   ------------
 J. Paul Costello**                          1,313,383 (D)       8.98%
-----------------------------------------   --------------   ------------
 Russell J. Campanello**                        21,248 (E)       *
-----------------------------------------   --------------   ------------
 Charles R. Lax**                            5,355,943 (F)      36.65%
-----------------------------------------   --------------   ------------
 Martin J. Fahey**                             241,218 (G)       1.63%
-----------------------------------------   --------------   ------------
 Thomas F. Brady**                              52,917 (H)       *
-----------------------------------------   --------------   ------------
 Ronald M. Visocchi**                           23,570 (I)       *
-----------------------------------------   --------------   ------------
 Timothy R. McManus**                           44,983 (J)       *
-----------------------------------------   --------------   ------------
 All executive officers and directors
 as a group (13 persons)                     8,329,962 (K)      55.09%
-----------------------------------------   --------------   ------------

(1) The number of shares deemed outstanding includes any shares subject to stock options held by the person or entity in question that are currently exercisable or exercisable within 60 days of July 5, 2000.

(2) The applicable percentage ownership is based on the number of shares of Common Stock owned and outstanding as of July 5, 2000, together with the applicable options of such stockholder that are currently exercisable or exercisable within 60 days of July 5, 2000.

*    Represents beneficial ownership of less than 1% of the Common Stock.

** Indicates the following stockholder address: c/o Webhire, Inc., 91 Hartwell Ave., Lexington, MA 02421.

(A)  Represents shares held by Fidelity Small Cap Fund.

(B) Represents shares held by 033 Growth Partners I, L.P., 033 Growth Partners II, L.P., Oyster Pond Partners I, L.P. and 033 Growth International Fund, Ltd.

(C)  Includes 10,973 shares subject to options held by Mr. Perkins.

(D) Includes 4,998 shares subject to options held by Mr. Costello and 403,164 shares of Common Stock beneficially owned by Joseph A. Bartoloni and Paul
     D. Spiro as trustees of the trusts for the benefit of Mr. Costello's children, John P. Costello III and Brett Ann Costello. Mr. Costello does not have any voting or dispositive powers with respect to such shares and, accordingly, disclaims beneficial ownership of such shares.

(E)  Includes 16,248 shares subject to options held by Mr. Campanello.

(F) Represents 5,355,943 shares beneficially owned by SOFTBANK Capital Partners LP prior to the offering. Mr. Lax is a general partner of SOFTBANK Capital Partners LP and accordingly may be deemed to beneficially own shares owned by SOFTBANK. Mr. Lax disclaims beneficial ownership of any shares in which he does not have a pecuniary interest.

(G)  Includes 221,812 shares subject to options held by Mr. Fahey.

(H)  Includes 47,917 shares subject to options held by Mr. Brady.

(I)  Includes 19,687 shares subject to options held by Mr. Visocchi.

(J)  Includes 44,983 shares subject to options held by Mr. McManus.

(K) Includes 507,580 shares subject to options held by executive officers and directors as a group.

                     SUBMISSION OF STOCKHOLDER PROPOSALS FOR
            THE ANNUAL MEETING OF STOCKHOLDERS FOLLOWING THE CLOSE OF
                         THE COMPANY'S 2000 FISCAL YEAR

     Stockholder proposals intended to be presented at the next annual meeting of stockholders must be received by the Company no later than January 5, 2001 in order to be considered for inclusion in the Company's proxy statement and form of proxy for that meeting. Such a proposal must also comply with the requirements as to form and substance established by applicable laws and regulations, including the rules and regulations of the Securities and Exchange Commission (the "SEC"), in order to be included in the proxy statement.

     Any stockholder of record wishing to have a stockholder proposal considered at the next annual meeting of stockholders, other than a proposal to be considered for inclusion in the Company's proxy statement described above, must provide written notice of such proposal and appropriate supporting documentation, as set forth in the Company's By-laws, to the Company at its principal executive office not less than 75 days nor more than 120 days prior to the first anniversary of the date of the preceding year's annual meeting (the "Anniversary Date"); provided, however, that in the event the annual meeting is scheduled to be held on a date more than 30 days before the Anniversary Date or more than 60 days after the Anniversary Date, a stockholder's notice shall be timely if delivered to, or mailed to and received by, the Company at its principal executive office not later than the close of business on the later of the 75th day prior to the scheduled date of such annual meeting or the 15th day following the day on which public announcement of the date of such annual meeting is first made by the Company. Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to these proposals, subject to SEC rules and regulations governing the exercise of such authority.

     Any such proposal should be mailed to: Secretary, Webhire, Inc., 91 Hartwell Avenue, Lexington, MA 02421.

                                  OTHER MATTERS

     The Board of Directors does not know of any matters other than those described in this Proxy Statement which will be presented for action at the Special Meeting. If other matters are duly presented, proxies will be voted in accordance with the best judgment of the proxy holders.

     WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                      PROXY
                                  WEBHIRE, INC.

                Special Meeting of Stockholders - [_______], 2000

     The undersigned, revoking all prior proxies, hereby appoints Stephen Allision and Gazaway L. Crittenden, and each of them (with full power of substitution), as proxies of the undersigned to attend the Special Meeting of Stockholders of Webhire, Inc. (the "Company") to be held on [_________], 2000 at 11:00 a.m. and any adjourned sessions thereof, and there to vote and act upon
(1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Company's Proxy Statement and (2) in their discretion upon such other matters as may properly come before the meeting.

     The undersigned hereby acknowledges receipt of: (1) Notice of Special Meeting of Stockholders of the Company and (2) accompanying Proxy Statement.

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

--------------                                                   --------------
          SEE        CONTINUED AND TO BE SIGNED ON REVERSE                 SEE
 REVERSE SIDE                        SIDE                         REVERSE SIDE
--------------                                                   --------------

     Please mark /X/ votes as in this example.

     The shares represented by this proxy will be voted as directed by the undersigned. If no direction is given with respect to the matter specified below, this proxy will be voted for such matter.

     1. To approve the issuance of 6,808,512 shares of the Company's common stock to Korn/Ferry International, SOFTBANK Capital Partners LP, GMN Investors II, L.P., Aventine International Fund and Bricoleur Partners II, L.P. in a private placement transaction.

                FOR                AGAINST                ABSTAIN
                / /                 / /                     / /

     2. To approve the amendment to the Company's Third Amended and Restated Certificate of Incorporation to repeal in its entirety Article V of the Certificate of Incorporation to eliminate the current prohibition against actions by written consent of the stockholders.

                FOR                AGAINST                ABSTAIN
                / /                 / /                     / /


                MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT / /

                 MARK HERE IF YOU PLAN TO ATTEND THE MEETING / /

     Please sign name(s) exactly as appearing hereon. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally. If a corporation, sign in full corporate name by authorized person.

          Signature:          Date:          Signature:          Date: